================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 August 3, 1998
                Date of Report (Date of earliest event reported)

                             MEDNET, MPC CORPORATION
             (Exact name of Registrant as specified in its charter)

           Nevada                     0-17120                   88-0215949
(State or other jurisdiction  (Commission File Number)        (IRS Employer
      of incorporation)                                   Identification Number)

                                871-C Grier Drive
                             Las Vegas, Nevada 89119
                    (Address of principal executive offices)

                                 (702) 361-3119
              (Registrant's telephone number, including area code)

================================================================================

Item 5. Other Events

1. On August 3, 1998, the Honorable Linda B. Riegle of the United States Bankruptcy Court for the District of Nevada entered a Stipulated Order Granting Debtor A Permanent Injunction Concerning Trading In Mednet Securities (the "Order"). The Order declared the Amended Order Concerning Trading in Mednet Securities, entered January 6, 1998 (the "Trading Order"), a permanent injunction that will remain in effect until the closing of MPC Corporation's ("Mednet") bankruptcy case. The Order also dismissed the adversary proceeding referenced therein and declared that the Bankruptcy Court shall retain jurisdiction over the bankruptcy matter for all purposes. The Trading Order imposed certain restrictions on the trading of Mednet, Mednet's equity securities to preserve Mednet's net operating loss carryforwards.

            Reference is made to the conformed Order attached hereto as Exhibit 99.1, and incorporated by reference herein.

Item 7. Financial Statements and Exhibits

      (c) Exhibits:

            99.1 Stipulated Order To Continue Hearing Date, dated August 3, 1998

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MEDNET, MPC CORPORATION

Date: August 6, 1998

                                          By: /s/ Robert A. Bagdasarian
                                              --------------------------------
                                              Name: Robert A. Bagdasarian
                                              Title: Chief Executive Officer

                                  Exhibit Index

Exhibit Number          Description
--------------          -----------

99.1 Stipulated Order Granting Debtor A Permanent Injunction Concerning Trading In Mednet Securities, dated August 3, 1998